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                                                                      EXHIBIT 99


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Russell Corporation, an Alabama corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

(1) The Quarterly Report on Form 10-Q for the quarter ended September 29, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of
    Section 13(a) of the Securities Exchange Act of 1934, and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 12, 2002                     /s/ John F. Ward
                                           ------------------------------------
                                           John F. Ward
                                           Chairman and Chief Executive Officer


Dated: November 12, 2002                    /s/ Robert D. Martin
                                           ------------------------------------
                                           Robert D. Martin
                                           Senior Vice President and
                                           Chief Financial Officer


The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.